                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.32

                         GLOBAL IMAGING SYSTEMS, INC.

                  10 3/4% SENIOR SUBORDINATED NOTES DUE 2007

                         REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                   March 8, 1999


First Union Capital Markets Corp.,
Prudential Securities Incorporated,
Raymond James & Associates, Inc. and
Scotia Capital Markets (USA) Inc.
As Initial Purchasers under the Purchase Agreement
301 South College Street, TW-10
Charlotte, NC  28288-0606

Ladies and Gentlemen:

          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
March 8, 1999, by and among Global Imaging Systems, Inc., a Delaware corporation (the "Issuer"), each subsidiary of the Company listed on Annex A hereto (each
      ------
such subsidiary, a "Subsidiary Guarantor" and collectively, the "Subsidiary
                    ---------- ---------                         ----------
Guarantors") and First Union Capital Markets Corp., Prudential Securities
----------
Incorporated, Raymond James & Associates, Inc. and Scotia Capital Markets (USA) Inc. (the "Initial Purchasers").
           ------------------

          This Agreement is being entered into in connection with a certain note purchase agreement, dated March 3, 1999, among the Issuer, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides
                                            ------------------
for the issuance and sale by the Issuer to the Initial Purchasers of $100,000,000 aggregate principal amount of the Issuer's 10 3/4% Senior Subordinated Notes Due 2007 (the "Notes"). The Notes are to be unconditionally
                                  -----
guaranteed, on an unsecured and subordinated basis (the "Note Guarantees"), by
                                                         ---------------
the Subsidiary Guarantors. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Notes under the Purchase Agreement. The parties hereby agree as follows:

          1.  Definitions.  Capitalized terms used herein without definition
              -----------
shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the Commission promulgated thereunder.

          "Affiliate" means, with respect to any specified person, any other
           ---------
person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" has the meaning set forth in the preamble hereto.
           ---------

          "Business Day" means any day excluding Saturday, Sunday or any other
           ------------
day which is a legal holiday under the laws of Charlotte, North Carolina or New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Consummate" means, with respect to a Registered Exchange Offer, the
           ----------
occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Registered Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(c)(ii) hereof, (c) the Issuer's acceptance for exchange of all Transfer Restricted Notes duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and (d) the delivery of Exchange Notes by the Issuer to the registrar under the Indenture in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Notes duly tendered and not validly withdrawn by Holders thereof pursuant to the Registered Exchange Offer and the delivery of such Exchange Notes to such Holders. The term "Consummation" has a meaning correlative to the foregoing.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Notes" means debt securities of the Issuer substantially
           --------------
identical in all material respects to the Notes (except that the Liquidated Damages provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate), to be issued under the Indenture.

          "Exchange Offer Registration Period" means the 180-Business Day period
           ----------------------------------
(or longer, if required by applicable law) following the Consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Issuer on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective

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

amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Filing Date" has the meaning set forth in Section 2 hereto.
           -----------

          "Holder" means any holder from time to time of Transfer Restricted
           ------
Notes or Exchange Notes (including the Initial Purchasers).

          "Indenture" means the indenture relating to the Notes and the Exchange
           ---------
Notes, to be dated as of the Closing Date, among the Issuer, the Subsidiary Guarantors and United States Trust Company of New York, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

          "Initial Purchasers" has the meaning set forth in the preamble hereto.
           ------------------

          "Issue Date" means March 8, 1999.
           ----------

          "Issuer" has the meaning set forth in the preamble hereto.
           ------

          "Liquidated Damages" has the meaning set forth in Section 4 hereto.
           ------------------

          "Losses" has the meaning set forth in Section 8(d) hereto.
           ------

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
principal amount of Transfer Restricted Notes registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

          "Note Guarantees" has the meaning set forth in the preamble hereto.
           ---------------

          "Notes" has the meaning set forth in the preamble hereto.
           -----

          "Participating Broker-Dealer" means any Holder (which may include the
           ---------------------------
Initial Purchasers) that is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Purchase Agreement" has the meaning set forth in the preamble hereto.
           ------------------

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

          "Registered Exchange Offer" means the proposed offer to the Holders to
           -------------------------
issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes.

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Transfer Restricted Notes (including any Note Guarantees of each thereof) pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(c)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Issuer pursuant to the provisions of Section 3 hereof, which covers some or all of the Transfer Restricted Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Transfer Restricted Notes" means each Note upon original issuance
           -------------------------
thereof and at all times subsequent thereto, each Exchange Note as to which
Section 3(a)(iii) and Section 3(a)(iv) apply upon original issuance and at all times subsequent thereto, until in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(iii) and Section 3(a)(iv) apply), (ii) with respect to Exchange Notes received by Participating Broker-Dealers in the Registered Exchange Offer, the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Offer Registration Statement, (iii) a Shelf Registration Statement covering such Note or Exchange Note, as the case may be, has been declared effective by the Commission and such Note or Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such Note or Exchange Note, as the case may be, is disposed of pursuant to Rule 144 under the Act or (v) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended.

          "Trustee" means the trustee with respect to the Notes or Exchange
           -------
Notes, as applicable, under the Indenture.

          2.  Registered Exchange Offer; Resales of Exchange Notes by
              -------------------------------------------------------
Participating Broker-Dealers; Private Exchange.  (a)  The Issuer and the
----------------------------------------------
Subsidiary Guarantors shall prepare and, not later than 60 days from the Issue Date (or, if such 60th day is not a Business Day, by the first Business Day thereafter), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer (the date of such filing hereinafter referred to as the "Filing Date"). The Issuer
                                                    -----------
and the Subsidiary Guarantors shall use their best efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Act within 150 days from the Issue Date (or, if such 150th day is not a Business Day, by the first Business Day thereafter), and (ii) to Consummate the Registered Exchange Offer within 30 Business Days from the date the Exchange Offer Registration Statement becomes effective (or, if such 30th day is not a Business Day, by the first Business Day thereafter).

          (b) The objective of such Registered Exchange Offer is to enable each Holder electing to exchange Transfer Restricted Notes for Exchange Notes (assuming that such Holder (x) is not an "affiliate" of the Issuer or the Subsidiary Guarantors within the meaning of the Act, (y) is not a broker-dealer that acquired the Transfer Restricted Notes in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Notes in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Notes and has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes) to resell such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Issuer and the Subsidiary Guarantors shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Registered Exchange Offer open for acceptance for not less than 20 Business Days after the date notice thereof is mailed to Holders;

          (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (iv) comply in all material respects with all applicable laws relating to the Registered Exchange Offer.

          (d) The Issuer and the Subsidiary Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any six month period or an aggregate of 60 days in any twelve-month period for valid business reasons, to be determined by the Issuer and the Subsidiary Guarantors in their sole reasonable judgment (not including avoidance of their obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; provided that the Issuer and the Subsidiary Guarantors promptly after such
--------
suspension period comply with the requirements of Section 5(k) hereof, if applicable.

          (e) As soon as practicable after the Consummation of the Registered Exchange Offer, the Issuer and the Subsidiary Guarantors shall cause the Trustee promptly to authenticate and deliver to each Holder Exchange Notes equal in principal amount to the Transfer Restricted Notes of such Holder so accepted for exchange.

          (f) The Initial Purchasers, the Issuer and the Subsidiary Guarantors acknowledge that, pursuant to interpretations by the staff of the Commission of
Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Participating Broker-Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Participating Broker-Dealer pursuant to the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuer and the Subsidiary Guarantors will allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the Prospectus contained in the Exchange Offer Registration Statement in connection with the resale of Exchange Notes and shall:

          (i) include the information set forth in Exhibit A hereto on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement, in Exhibit B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Exhibit C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Exhibit D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

          (ii) use all commercially reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective (subject to Section 2(d)) under the Act during the Exchange Offer Registration Period for delivery of the Prospectus included therein by Participating Broker-Dealers in connection with sales of Exchange Notes received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below.

          (g) In the event that the Initial Purchasers determine that they are not eligible to participate in the Registered Exchange Offer with respect to the exchange of Transfer Restricted Notes constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of the Initial Purchasers, the Issuer and the Subsidiary Guarantors shall issue and deliver to the Initial Purchasers, or to the party purchasing Transfer Restricted Notes registered under the Shelf Registration Statement from the Initial Purchasers, in exchange for such Transfer Restricted Notes, a like principal amount of Exchange Notes to the extent permitted by applicable law. The Issuer and the Subsidiary Guarantors shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Notes as for Exchange Notes issued pursuant to the Registered Exchange Offer.

          3.   Shelf Registration.  (a)  If (i) the Issuer or the Subsidiary
               ------------------
Guarantors are not permitted to file the Exchange Offer Registration Statement or to Consummate the Registered

Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any other reason the Registered Exchange Offer is not Consummated within 30 Business Days of the date the Exchange Offer Registration Statement has become effective, (iii) the Initial Purchasers so request with respect to Notes acquired by them directly from the Issuer and the Subsidiary Guarantors on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer, (iv) any Holder notifies the Issuer on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer that such Holder is not eligible to participate in the Registered Exchange Offer or the Exchange Notes such Holder would receive would not be freely tradable, or (v) in the case where the Initial Purchasers participate in the Registered Exchange Offer or acquire Exchange Notes pursuant to Section 2(g) hereof, the Initial Purchasers do not receive freely tradable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment and the Initial Purchasers notify the Issuer on or prior to the 20th Business Day following the Consummation of the Registered Exchange Offer (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Transfer Restricted Notes shall result in such Exchange Notes being not "freely tradable" and (y) the requirement that a Participating Broker-Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradable"), the following provisions shall apply:

          (b) The Issuer and the Subsidiary Guarantors shall use their reasonable best efforts to file with the Commission a Shelf Registration Statement prior to the 75th day following the earliest to occur of (i) the date on which the Issuer and the Subsidiary Guarantors determine that they are not permitted to file the Exchange Offer Registration Statement or to Consummate the Exchange Offer; (ii) 30 Business Days after the Exchange Offer Registration Statement has been declared effective if the Registered Exchange Offer has not been Consummated by such date and (iii) the date notice is given pursuant to Section (a)(iii), (iv) or (v) above (or if such 75th day is not a Business Day, by the first Business Day thereafter) and shall use their reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission within 135 days thereafter. With respect to Exchange Notes received by the Initial Purchasers in exchange for Notes constituting any portion of an unsold allotment, the Issuer and the Subsidiary Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (c) The Issuer and the Subsidiary Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective (subject to Section 3(d)) in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (i) such time as the Notes or Exchange Notes covered by the Shelf Registration Statement can be sold without any limitations under clauses (c), (e), (f) and (h) of Rule 144, (ii) two years from the date on which the Shelf Registration Statement was filed and
(iii) such date as of which all the Transfer Restricted Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Issuer and the Subsidiary
                  -------------------------
Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Transfer Restricted Notes covered thereby not being able to offer and sell such notes during that period, unless such action is (x) required by applicable law or (y) pursuant to
Section 3(d) hereof, and, in either case, so long as the Issuer or the Subsidiary Guarantors promptly thereafter comply with the requirements of
Section 5(k) hereof, if applicable.

          (d) The Issuer and the Subsidiary Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any six month period or an aggregate of 60 days in any twelve-month period for valid business reasons, to be determined by the Issuer and the Subsidiary Guarantors in their sole reasonable judgment (not including avoidance of their obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events; provided that the Issuer and the Subsidiary Guarantors promptly after such
--------
suspension period comply with the requirements of Section 5(k) hereof, if applicable.

          (e) No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 Business Days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to Liquidated Damages pursuant to Section 4 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder of Transfer Restricted Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not misleading.

          4.   Liquidated Damages.
               ------------------

          (a) The parties hereto agree that Holders of Exchange Notes that are Transfer Restricted Notes and Notes, as applicable, will suffer damages if the Issuer or the Subsidiary Guarantors fail to perform their obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the Commission on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Registered Exchange Offer is required to be Consummated hereunder, the Registered Exchange Offer has not been Consummated by the Issuer and the Subsidiary Guarantors within the time period set forth in Section 2(a), or (iv) prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, or proceedings have been initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act, (v) the aggregate number of days in any one suspension period exceeds the period permitted pursuant to Section 2(d) or 3(d) hereof, as each may be applicable, or (vi) the number of suspension periods exceeds the number permitted pursuant to Section 2(d) or 3(d) hereof, as each may be applicable (each such event referred to in clauses (i) through (vi), a "Registration Default"), then damages ("Liquidated
                             --------------------                   ----------
Damages") will accrue with respect to Exchange Notes that are Transfer
-------
Restricted Notes or Notes, as applicable, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of such Exchange Notes or Notes, as applicable, and will increase by an additional $0.05 per week per $1,000 principal amount of such Exchange Notes or Notes, as applicable, for each subsequent 90-day period until such Registration Default has been cured, up to an aggregate maximum amount of Liquidated Damages of $0.30 per week per $1,000 principal amount of Notes for all Registration Defaults. Following the cure of a Registration Default, the accrual of Liquidated Damages with respect to such Registration Default will cease and upon the cure of all Registration Defaults the accrual of all Liquidated Damages will cease.

          (b) The Issuer shall notify the Trustee and paying agent under the Indenture (or the trustee and paying agent under such other indenture under which any Transfer Restricted Notes are issued) immediately upon the happening of each and every Registration Default. The Issuer and the Subsidiary Guarantors shall pay the Liquidated Damages due on the Transfer Restricted Notes by depositing with the paying agent (which shall not be the Issuer for these purposes) for the Transfer Restricted Notes, in trust, for the benefit of the Holders thereof, prior to 11:00 A.M. on the next interest payment date specified in the Indenture (or such other indenture), sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Notes by reason of the happening of any Registration Default.

          (d) All of the Issuer's and the Subsidiary Guarantors' obligations set forth in this Section 4 which are outstanding with respect to any Transfer Restricted Note at the time such Note ceases to be covered by an effective Registration Statement shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement).

          5.   Registration Procedures.  In connection with any Shelf
               -----------------------
Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Issuer and the Subsidiary Guarantors shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose.

          (b)   The Issuer and the Subsidiary Guarantors shall ensure that:

          (i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Act;

          (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (iii) any Prospectus forming part of any Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

provided that no representation or agreement is made hereby with respect to
--------
information with respect to the Initial Purchasers, any Underwriter or any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or provided by the Initial Purchasers, any Holder or any Underwriter specifically for inclusion in any Registration Statement or Prospectus.

          (c) (1) The Issuer and the Subsidiary Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

          (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

          (2) The Issuer and the Subsidiary Guarantors shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Participating Broker-Dealer that has provided in writing to the Issuer a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Participating Broker-Dealer, confirm such advice in writing:

          (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

          (ii) of the receipt by the Issuer or the Subsidiary Guarantors of any notification with respect to the suspension of the qualification of the Transfer Restricted Notes included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (d) The Issuer and the Subsidiary Guarantors shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) The Issuer and the Subsidiary Guarantors shall furnish to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

          (f) The Issuer and the Subsidiary Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, subject to Section 5(c)(2) hereof, the Issuer and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes in connection with the offering and sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto.

          (g) The Issuer and the Subsidiary Guarantors shall furnish to each Participating Broker-Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Participating Broker-Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

          (h) The Issuer and the Subsidiary Guarantors shall, during the Exchange Offer Registration Period, deliver to each Participating Broker-Dealer, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request; and the Issuer and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any such Participating Broker-Dealer in connection with the offering and sale of the Exchange Notes, as provided in Section 2(f) above.

          (i) Prior to the Registered Exchange Offer or any other offering of Transfer Restricted Notes pursuant to any Registration Statement, the Issuer and the Subsidiary Guarantors shall register, qualify or cooperate with the Holders of Transfer Restricted Notes included therein and their respective counsel in connection with the registration or qualification of such Transfer Restricted Notes for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Notes covered by such Registration Statement; provided, however, that none of the Issuer or Subsidiary Guarantors will be
--------  -------
required to qualify generally to do business in any jurisdiction in which any of them is not then so qualified, to file any general consent to service of process or to take any action which would subject any of them to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (j) The Issuer and the Subsidiary Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations and registered in such names as Holders may request prior to sales of Transfer Restricted Notes pursuant to such Registration Statement.

          (k)  Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) of this Section 5, the Issuer and the Subsidiary Guarantors shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) The Issuer and the Subsidiary Guarantors shall use their reasonable best efforts to cause The Depository Trust Company ("DTC") on the
                                                                ---
first Business Day following the effective date of any Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Transfer Restricted Notes or Exchange Notes, as the case may be, any designation indicating that such notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Issuer substantially in the form of Exhibit E hereto and (ii) any other stop or restriction on DTC's system with respect to the Transfer Restricted Notes or Exchange Notes, as the case may be. In the event the Issuer and the Subsidiary Guarantors are unable to cause DTC to take actions described in the immediately preceding sentence, the Issuer and the Subsidiary Guarantors shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for the Transfer Restricted Notes or Exchange Notes registered under such Registration Statement and to cause such CUSIP number to be assigned to the Transfer Restricted Notes or Exchange Notes (or to the maximum aggregate principal amount of the securities to which such number may be assigned).

          (m) The Issuer and the Subsidiary Guarantors shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

          (n) The Issuer and the Subsidiary Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

          (o) The Issuer and the Subsidiary Guarantors may require each Holder of Transfer Restricted Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of such Transfer Restricted Notes as may, from time to time, be reasonably required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Issuer and the Subsidiary Guarantors to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

          (p) The Issuer and the Subsidiary Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if the Transfer Restricted Notes are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provided to the Issuer or Subsidiary Guarantors in writing for inclusion in the Shelf Registration Statement or Prospectus, and
(ii) such information as a Holder may provide from time to time to the Issuer in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Transfer Restricted Notes and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Issuer and the Subsidiary Guarantors shall enter into such agreements (including underwriting agreements) and take all other customary and appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of any Transfer Restricted Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 8 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 8).

          (r) In the case of any Shelf Registration Statement, the Issuer and the Subsidiary Guarantors shall:

          (i) make reasonably available for inspection by the Holders of Transfer Restricted Notes to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Issuer and the Subsidiary Guarantors and their subsidiaries;

          (ii) make reasonably available their officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information so
                                 --------  -------
     provided will be deemed confidential at the time of delivery of such information and shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless (x) disclosure thereof is made in connection with a court proceeding or required by law; provided
                                                                       --------
     that each Holder and any such Managing Underwriter, attorney, accountant or agent will, upon learning that disclosure of such information is sought in a court proceeding or required by law, give reasonable notice to the Issuer and/or the Subsidiary Guarantors with enough time to allow the Issuer and/or the Subsidiary Guarantors to undertake appropriate action to prevent disclosure at the Issuer's and the Subsidiary Guarantors' sole expense, or
     (y) such information has previously been made or becomes available to the public generally through the Issuer or the Subsidiary Guarantors or through a third party without an accompanying obligation of confidentiality;

          (iii) if requested by the Majority Holders or the Managing Underwriters, if any, make such representations and warranties to the Holders of Transfer Restricted Notes registered thereunder and the Managing Underwriters, if any, in form, substance and scope as are customarily made by issuers to Managing Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement;

          (iv) if requested by the Majority Holders or the Managing Underwriters, if any, obtain opinions of counsel to the Issuer and the Subsidiary Guarantors and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Managing Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Managing Underwriters;

          (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer and the Subsidiary Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Subsidiary Guarantors or of any business acquired by the Issuer and the

     Subsidiary Guarantors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of the Transfer Restricted Notes covered by such Shelf Registration Statement (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Managing Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

          (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Subsidiary Guarantors; and

          (vii) The foregoing actions set forth in this Section 5(r) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) The Issuer shall, if and to the extent required under the Act and/or the Trust Indenture Act and the rules and regulations thereunder in order to register the Transfer Restricted Notes (including the Note Guarantees, if any) under the Act and qualify the Indenture under the Trust Indenture Act, cause each Subsidiary Guarantor, if any, to sign any Registration Statement and take all other action necessary to register the Note Guarantees, if any, under the applicable Registration Statement.

          6.   Registration Expenses.  The Issuer and the Subsidiary Guarantors
               ---------------------
shall bear all fees and expenses (including the fees and expenses, if any, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer) incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof (other than brokers', dealers' and underwriters' discounts and commissions and brokers', dealers' and underwriters' counsel fees) and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

          7.   Rules 144 and 144A.  The Issuer shall use its best efforts to
               ------------------
file the reports required to be filed by it under the Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rules 144 and 144A. The Issuer covenants that it will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuer will provide a copy of this Agreement to prospective purchasers of Transfer Restricted Notes identified to the

Issuer by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Notes, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

          8.   Indemnification and Contribution.
               --------------------------------

          (a) (i) In connection with any Registration Statement, the Issuer and the Subsidiary Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Transfer Restricted Notes covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Subsidiary
                          --------  -------
     Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Holder furnished to the Issuer or the Subsidiary Guarantors by or on behalf of any such Holder specifically for inclusion therein, (B) use of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 5(c); provided, further, in each case, that
                                         --------  -------
     Holders received prior notice of such stop order, initiation of proceedings or suspension or (C) if the Holder is required to but does not deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which the Issuer or the Subsidiary Guarantors may otherwise have.

          (ii) The Issuer and the Subsidiary Guarantors also agree to indemnify or contribute to Losses, as provided in Section 8(d), of any Managing Underwriters of Transfer Restricted Notes registered under a Registration Statement, their officers and directors and each person who controls such Managing Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

          (b) Each Holder of Transfer Restricted Notes covered by a Registration Statement severally agrees to indemnify and hold harmless (i) the Issuer, (ii) each Subsidiary Guarantor, (iii) each of their respective directors, (iv) each of their respective officers who signs such Registration Statement and (v) each person who controls the Issuer or any Subsidiary Guarantor within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Subsidiary Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuer and the Subsidiary Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the
-------- -------
fees and expenses of more than one separate counsel (together with appropriate local counsel) representing all the indemnified parties under paragraph (a) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such
                                                     ------
indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses; provided, however, that in no case shall any
                         --------  -------
Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Transfer Restricted Notes purchased by such Underwriter under the Registration Statement which resulted in such Losses, and that in no case shall any Holder be responsible for any amount in excess of the proceeds received by such Holder from sales of Transfer Restricted Notes under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Subsidiary Guarantors shall be deemed to be equal to the aggregate principal amount of the Notes covered by the Registration Statement which resulted in such Losses. Benefits received by any Holder shall be deemed to be equal to the value of receiving Transfer Restricted Notes registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer or any Subsidiary Guarantor within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Issuer or any Subsidiary Guarantor shall have the same rights to contribution as the Issuer or such Subsidiary Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Issuer or any Subsidiary Guarantor or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the sale by a Holder of Transfer Restricted Notes covered by a Registration Statement.

          9.   Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  None of the Issuer or the Subsidiary
               --------------------------
Guarantors has, as of the date hereof, entered into nor shall any of them, on or after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Subsidiary Guarantors have obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Notes are being sold pursuant to a Shelf Registration Statement or whose Notes are being exchanged pursuant to an Exchange Offer Registration Statement, as the case may be, and which does not directly or indirectly affect the rights of other Holders may be given by such Holders, determined on the basis of Notes being sold rather than registered. Notwithstanding any of the foregoing, no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 8 hereof shall be effective as against any Holder of Transfer Restricted Notes unless consented to in writing by such Holder.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (i)  if to the Initial Purchasers, as follows:

               First Union Capital Markets Corp.
               301 South College Street, TW-10
               Charlotte, NC  28288-0606
               Attention:  Corporate Finance Department

          (ii) if to any other Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers; and

          (iii) if to the Issuer, as follows:

                Global Imaging Systems, Inc.
                P.O. Box 273478
                Tampa, FL  33688-3478
                Attention:  Chief Financial Officer

          All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

          The Issuer by notice to the others may designate additional or different addresses for subsequent notices or communications.

          (d)   Successors and Assigns.  This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer or any Subsidiary Guarantor thereto, subsequent Holders. The Issuer and the Subsidiary Guarantors hereby agree to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)   Counterparts.  This agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)   Headings.  The headings in this agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)   Governing Law.  This agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, without regard to the conflicts of law rules thereof.

          (h)   Severability.  In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)   Notes Held by the Issuer, etc.  Whenever the consent or approval
                ------------------------------
of Holders of a specified percentage of principal amount of Transfer Restricted Notes or Exchange Notes is required hereunder, Transfer Restricted Notes or Exchange Notes held by the Issuer, the Subsidiary Guarantors or their Affiliates (other than subsequent Holders of Transfer Restricted Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Subsidiary Guarantors and the Initial Purchasers.

                              Very truly yours,

                              GLOBAL IMAGING SYSTEMS, INC.

                              By    /s/ Raymond Schilling
                                 -----------------------------------------------
                                 Name:  Raymond Schilling
                                 Title: Vice President, Chief Financial Officer,
                                        Secretary and Treasurer

                              Each SUBSIDIARY GUARANTOR listed on Annex A attached hereto


                              By    /s/ Raymond Schilling
                                 -----------------------------------------------
                              Name: Raymond Schilling, on behalf of, and in his
                                    capacity as an authorized signatory for,
                                    each of the Subsidiary Guarantors listed on
                                    Annex A hereto

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


FIRST UNION CAPITAL MARKETS CORP.
PRUDENTIAL SECURITIES INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.
SCOTIA CAPITAL MARKETS (USA) INC.

By FIRST UNION CAPITAL MARKETS CORP.

By    /s/ Eric Lloyd
  ----------------------------
   Name:  Eric Lloyd
   Title: Managing Director

For itself and on behalf of the other Initial Purchasers

                                                                         ANNEX A
                             Subsidiary Guarantors
                             ---------------------

                       1.   American Photocopy
                            Equipment Company of Pittsburgh
                       2.   Berney, Inc.
                       3.   Business Equipment Unlimited
                       4.   Cameron Office Products,
                            Inc.
                       5.   Capitol Copy Products, Inc.
                       6.   Capitol Office Solutions,
                            Inc.
                       7.   Carr Business Machines of
                            Great Neck Inc.
                       8.   Centre Business Products,
                            Inc.
                       9.   Connecticut Business
                            Systems, Inc.
                       10.  Conway Office Products,
                            Inc.
                       11.  Copy Service and Supply,
                            Inc.
                       12.  COS Financial, Inc.
                       13.  Dahill Industries, Inc.
                       14.  Distinctive Business
                            Products, Inc.
                       15.  Duplicating Specialties,
                            Inc. dba Copytronix
                       16.  Eastern Copy Products, Inc.
                       17.  Electronic Systems of
                            Richmond, Inc.
                       18.  Electronic Systems, Inc.
                       19.  Felco Office Systems, Inc.
                       20.  Global Imaging Finance
                            Company
                       21.  Global Imaging Operations,
                            Inc.
                       22.  ProView, Inc.
                       23.  Quality Business Systems,
                            Inc.
                       24.  Southern Business
                            Communications, Inc.
                       25.  Southern Copy Systems, Inc.

                                                                       EXHIBIT A


Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                       EXHIBIT B

Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                       EXHIBIT C

                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ____________, 1999, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Act and any profit from any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holders of the Notes) other than dealers' and brokers' discounts, commissions and counsel fees) and will indemnify the holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                       EXHIBIT D

          CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     [_]
          Name:      _____________________________________

          Address:   _____________________________________

                     _____________________________________

          The undersigned represents that it is not an affiliate of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Registered Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

          In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                       EXHIBIT E

                  FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                         THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
55 Water Street, 50th Floor
New York, NY  10041

          Re: 10 3/4% Senior Subordinated Notes Due 2007 (the "Notes") of Global Imaging Systems, Inc.

Ladies and Gentlemen:

          Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S- under the Securities Act of 1933, as amended, with regard to all of the Notes referenced above. Accordingly, there is no longer any restriction as to whom such Notes may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

          As always, please do not hesitate to call if we can be of further assistance.

Very truly yours,

Authorized Officer

                                      E-1